STARBOARD INVESTMENT TRUST

CRESCENT
LARGE CAP MACRO FUND

Supplement to the Prospectus,
Summary Prospectus and
Statement of Additional Information
February 12, 2016

This supplement to the Prospectus and the Statement of Additional Information, each dated July 29, 2015 as supplemented on September 8, 2015, for the Crescent Large Cap Macro Fund (the "Fund"), a series of the Starboard Investment Trust ("Trust"), and to the Summary Prospectus dated July 29, 2015 for the Fund, updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus, Summary Prospectus and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
This supplement is to inform shareholders of the liquidation of the Fund.
Prospectus, Summary Prospectus and Statement of Additional Information

On February 12, 2016, at the recommendation of Greenwood Capital Associates, LLC, the investment advisor to the Fund, the Trust's Board of Trustees (the "Board") approved the closing and subsequent liquidation of the Fund. Accordingly, the Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on March 18, 2016 (the "Liquidation Date").

Effective February 12, 2016, the Fund is closed to purchases by new shareholders and additional purchases by existing shareholders. The planned liquidation of the Fund will cause the Fund to increase its cash holdings and deviate from its investment objectives and strategies as stated in the Fund's Prospectus.

Prior to the Liquidation Date, Fund shareholders may redeem (sell) or exchange their shares in the manner described in the Prospectus under "Redeeming Shares" and "Exchange Feature", respectively. Shareholders of the Advisor Class shares will not incur the 1% contingent deferred sales charge on shares redeemed on or after February 12, 2016. Shareholders remaining in the Fund just prior to, or on, the Liquidation Date may bear increased transaction fees incurred in connection with the disposition of the Fund's portfolio holdings.

If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder's interest in the net assets of the Fund as of the Liquidation Date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of your shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Investors Should Retain This Supplement for Future Reference